                                   EXHIBIT 22

                                  SUBSIDIARIES
                     IMMEDIATE SUBSIDIARIES OF THE COMPANY

                                                                         PERCENTAGE
                                                      STATE OF           OF VOTING
                                                   JURISDICTION OR       SECURITIES
              NAME                                  INCORPORATION          OWNED
              ----                                 ---------------       ---------
Hilliard Oil & Gas, Inc                             Nevada                   100%
International Offshore Services (U.K.) Ltd.         United Kingdom           100%
Java Boat Corporation                               Louisiana                100%
Pacific Tidewater Pty. Ltd.                         Australia                100%
Pental Insurance Co. Ltd.                           Bermuda                  100%
Provident Marine Ltd.                               Turks & Caicos Is.        50%
Schopco, Inc.                                       Louisiana                100%
Seafarer Boat Corporation                           Louisiana                100%
Sin-Hai Offshore Co. Pte. Ltd.                      Singapore                97.5%
S.O.P., Inc.                                        Louisiana                100%
Tidewater Compression Service, Inc.                 Texas                    100%
Tidewater Crewing Limited                           Cayman Islands           100%
Tidewater Enterprises, Inc.                         Louisiana                100%
Tidewater Fleets, Inc.                              Louisiana                100%
Tidewater Grand Isle, Inc.                          Louisiana                100%
Tidewater (IOM) Limited                             Isle of Man              100%
Tidewater Liberia, Inc.                             Liberia                  100%
Tidewater Marine, Inc.                              Louisiana                100%
Tidewater Marine (Malaysia) Sdn. Bhd.               Malaysia                 100%
Tidewater Marine Pacific, Inc.                      California               100%
Tidewater Marine Service, Inc.                      Louisiana                100%
Tidewater Marine Service (U.K.) Ltd.                United Kingdom           100%
Tidewater Marine Towing, Inc.                       Louisiana                100%
Tidewater Marine West Indies Limited                Bahama Islands           100%
Tidewater Nautico, Inc.                             Panama                   100%
Tidewater Navigators, Inc.                          Louisiana                100%
Tidewater Realty, Inc.                              Louisiana                100%
Tidewater Resources, Inc.                           Louisiana                100%
Tidewater Services, Inc.                            Louisiana                100%
Tidewater Venezuela, C.A.                           Venezuela                100%
Tidewater Ventures, Inc.                            Louisiana                100%
Tidewater Vessels, Inc.                             Louisiana                100%
TT Boat Corporation                                 Louisiana                100%

                                                                         PERCENTAGE
                                                      STATE OF           OF VOTING
                                                   JURISDICTION OR       SECURITIES
              NAME                                  INCORPORATION          OWNED
              ----                                 ---------------       ---------
Twenty Grand Marine Service, Inc.                   Louisiana                100%
Twenty Grand Offshore, Inc.                         Louisiana                100%
Servicios Maritimos Ves, S.A. de R.L.               Mexico                    49%
Zapata Gulf Marine Corporation                      Delaware                 100%


                       SUBSIDIARY OF THE COMPANY THROUGH
                          GULF FLEET MIDDLE EAST, INC.

Gulf Fleet Abu Dhabi                                United Arab Emirates      49%


                      SUBSIDIARIES OF THE COMPANY THROUGH
                        GULF FLEET SUPPLY VESSELS, INC.

Gulf Fleet International Inc.                       Panama                   100%
Gulf Fleet Middle East, Inc.                        Panama                   100%
Gulf Fleet N.V.                                     Netherlands Antilles     100%
Marine Leasing Company                              Missouri                 100%
Offshore Equipment Company                          Delaware                 100%
Offshore Marine International Limited               Vanuatu                  100%
Servicios Maritimos del Carmen, S.A. de C.V.        Mexico                   100%*
Servicios y Representaciones Maritimas
  Mexicanas, S.A. de C.V.                           Mexico                    49%**
Tidewater Marine Atlantic, Inc.                     Delaware                 100%
Tidewater Marine International Pte. Ltd.            Singapore                100%
Tidewater Pacific, Inc.                             Missouri                 100%
Zapata Gulf Crews, Inc.                             Panama                   100%
Zapata Gulf Pacific, Inc.                           Delaware                 100%


                       SUBSIDIARY OF THE COMPANY THROUGH
              GULF FLEET SUPPLY VESSELS, INC. AND JAVA BOAT CORPORATION

Servicios de Abastecimientos Mexicanos,
  S. de R.L. de C.V.                                Mexico                   100%

                      SUBSIDIARIES OF THE COMPANY THROUGH
                           JACKSON MARINE CORPORATION

                                                                         PERCENTAGE
                                                      STATE OF           OF VOTING
                                                   JURISDICTION OR       SECURITIES
              NAME                                  INCORPORATION          OWNED
              ----                                 ---------------       ---------
Al Wasl Marine Limited                             United Arab Emirates   49%
Jackson Marine, S.A.                               Panama                100%
Jackson Marine Shipping Limited                    United Kingdom        100%
Mashhor Marine Sdn. Bhd.                           Brunei                 70%
The National Marine Services Company               United Arab Emirates   40%


                       SUBSIDIARY OF THE COMPANY THROUGH
                           OFFSHORE EQUIPMENT COMPANY

Antilles Marine Service Limited                    Trinidad & Tobago      50%


                       SUBSIDIARY OF THE COMPANY THROUGH
                     OFFSHORE MARINE INTERNATIONAL LIMITED

Lamnalco - Tidewater Marine Service Limited        Vanuatu                50%


                      SUBSIDIARIES OF THE COMPANY THROUGH
                         PACIFIC TIDEWATER PTY. LIMITED

Tidewater Port Jackson Marine Pty. Ltd.            Australia              50%
Tidewater Chartering Pty. Ltd.                     Australia              50%


                       SUBSIDIARY OF THE COMPANY THROUGH
                         SIN-HAI OFFSHORE CO. PTE. LTD.

Zhong Chang Offshore Marine                        People's Republic of
  Service Co. Ltd.                                 China                  50%

                      SUBSIDIARIES OF THE COMPANY THROUGH
                             TIDEWATER CARIBE, C.A.

                                                                         PERCENTAGE
                                                      STATE OF           OF VOTING
                                                   JURISDICTION OR       SECURITIES
              NAME                                  INCORPORATION          OWNED
              ----                                 ---------------       ---------
Equipo Mara, C.A.                                  Venezuela             19.9%
Pacific Tidewater Marine Ltd.                      Canada                100%
Tidewater Marine Service, C.A.                     Venezuela             100%


           SUBSIDIARIES OF THE COMPANY THROUGH TIDEWATER GRAND ISLE, INC.
                              TIDEWATER VENTURES, INC.
          TWENTY GRAND MARINE SERVICE, INC. AND TWENTY GRAND OFFSHORE, INC.

Tidewater NW Java, Inc.                            Louisiana             100%
Tidewater SE Sumatra, Inc.                         Louisiana             100%


                       SUBSIDIARY OF THE COMPANY THROUGH
             TIDEWATER INC. AND ZAPATA GULF MARINE OPERATORS, INC.

Compania Maritima de Magallanes Limitada           Chile                 100%


                      SUBSIDIARIES OF THE COMPANY THROUGH
                             TIDEWATER MARINE, INC.

Eastern Boat Operators, Inc.                       Louisiana             100%
Pan-Marine do Brasil Transportes Ltda.             Brazil                100%
Pan-Marine International, Inc.                     Cayman Islands        100%
Tidewater Marine International, Inc.               Panama                100%
Tidewater Marine Western, Inc.                     Texas                 100%
Tidex (Malaysia) Sdn. Bhd.                         Malaysia              100%
Tidex Nigeria Limited                              Nigeria                60%
Tidex Private Limited                              Singapore             100%

                      SUBSIDIARY OF THE COMPANY THROUGH
                        TIDEWATER MARINE SERVICE, C.A.

                                                                         PERCENTAGE
                                                      STATE OF           OF VOTING
                                                   JURISDICTION OR       SECURITIES
              NAME                                  INCORPORATION          OWNED
              ----                                 ---------------       ---------
Equipo Zulia, C.A.                                  Venezuela                100%

                      SUBSIDIARIES OF THE COMPANY THROUGH
                         TIDEWATER MARINE (UK) LIMITED

Offshore Marine Limited                             United Kingdom           100%
Zapata Services (U.K.) Limited                      United Kingdom           100%


                       SUBSIDIARY OF THE COMPANY THROUGH
                            TIDEWATER PACIFIC, INC.

Offshore Fleet International Incorporated           Panama                   100%


                      SUBSIDIARIES OF THE COMPANY THROUGH
                    TIDEWATER PORT JACKSON MARINE PTY. LTD.

Torrens Ship Builders Pty. Ltd.                     Australia                100%
TPJM Nominees Limited                               Vanuatu                  100%


                       SUBSIDIARY OF THE COMPANY THROUGH
                           TIDEWATER VENEZUELA, C.A.

Tidewater Caribe, C.A.                              Venezuela                100%





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





                      SUBSIDIARIES OF THE COMPANY THROUGH
                         ZAPATA GULF MARINE CORPORATION

                                                                         PERCENTAGE
                                                      STATE OF           OF VOTING
                                                   JURISDICTION OR       SECURITIES
              NAME                                  INCORPORATION          OWNED
              ----                                 ---------------       ---------
Asie Zapata Marine Service Sdn. Bhd.               Malaysia               49%
Gulf Fleet Supply Vessels, Inc.                    Louisiana             100%
Jackson Marine Corporation                         Delaware              100%
Marine Transportation Services Sea-Barge
  Group, Inc.                                      Delaware               60%
Offshore Marine Services S.p.A.                    Italy                 100%***
Quality Shipyards, Inc.                            Louisiana             100%
Southern Ocean Services Pte. Ltd.                  Singapore             100%
Zapata Gulf Marine International Limited           Vanuatu               100%
Tidewater Marine (UK) Limited                      United Kingdom        100%
Zapata Gulf Marine Operators, Inc.                 Delaware              100%
Zapata Marine Service (Nigeria) Limited            Nigeria                60%
Zapata Marine (U.S.) Inc.                          Delaware              100%
Zapata Offshore Marine Service Inc.                Liberia                50%


                      SUBSIDIARIES OF THE COMPANY THROUGH
                    ZAPATA GULF MARINE INTERNATIONAL LIMITED

                                                                         PERCENTAGE
                                                      STATE OF           OF VOTING
                                                   JURISDICTION OR       SECURITIES
              NAME                                  INCORPORATION          OWNED
              ----                                 ---------------       ---------
Maritide Offshore Oil Services
  Company S.A.E.                                   Egypt                  49%
Ocean Marine Service Limited                       Vanuatu                50%
Zapata Gulf Indonesia Limited                      Vanuatu                80%

                       SUBSIDIARY OF THE COMPANY THROUGH
                       ZAPATA GULF MARINE OPERATORS, INC.

                                                                         PERCENTAGE
                                                      STATE OF           OF VOTING
                                                   JURISDICTION OR       SECURITIES
              NAME                                  INCORPORATION          OWNED
              ----                                 ---------------       ---------
Zapata Servicos Maritimos Ltda.                    Brazil                100%****


                       SUBSIDIARY OF THE COMPANY THROUGH
                      ZAPATA OFFSHORE MARINE SERVICE INC.

Shanghai Zapata Houlder Marine Service             People's Republic of
  Corp. Ltd.                                       China                 50%


* Includes Servicios y Representaciones Maritimas Mexicanas, S.A. de C.V.'s ownership of 48% of the capital stock and the incorporators 3% ownership.

** Includes Tidewater Marine, Inc.'s (Zapata Gulf Marine Service Corporation's) ownership of 1% of the capital stock.

*** Includes Tidewater Pacific, Inc.'s (Gulf Fleet Marine Operations Inc.'s) ownership of 22% of the capital stock.

**** Includes Zapata Gulf Marine Corporation's ownership of 15% of the capital stock and Gulf Fleet Supply Vessels, Inc.'s ownership of 3% of the capital stock.





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